COLUMBIA ACORN TRUST

Columbia Acorn® Fund	Columbia Acorn SelectSM
Columbia Acorn International®	Columbia Acorn Emerging Markets FundSM
Columbia Acorn USA®	Columbia Acorn European FundSM
Columbia Acorn International SelectSM	Columbia Thermostat FundSM

(the “Funds”)

Supplement dated October 1, 2012 to certain of the Funds’

Prospectuses dated May 1, 2012, as supplemented

Certain features of Class A and Class Z shares of each of the Funds and features of Class R5 shares of Columbia Acorn International are changing, as described below.

As used in this Supplement, the term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans but does not refer to individual retirement plans. The term “omnibus retirement plan” refers to a retirement plan that has a plan-level or omnibus account with the Funds’ transfer agent. The term “selling agent” refers to the financial intermediaries that are authorized to sell Fund shares. Selling agents include broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other financial intermediaries, including Ameriprise Financial, Inc. and its affiliates.

Effective as of the date hereof, the Prospectuses to which this Supplement is attached are modified as indicated below:

1.

Changes to Class R5 – Re-opening; Eligibility. Effective November 8, 2012, Class R5 shares of Columbia Acorn International are available for purchase by (i) registered investment advisers that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been granted specific written authorization from the Funds’ transfer agent with respect to Class R5 eligibility apart from selling, servicing or similar agreements and (ii) omnibus retirement plans. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class R5 shares may not establish new Class R5 accounts, but may continue to make additional purchases of Class R5 shares in accounts opened and funded prior to November 8, 2012. In addition, investment advisory programs and similar programs that opened a Class R5 account as of May 1, 2010, and continuously hold Class R5 shares in such account after such date, may generally not only continue to make additional purchases of Class R5 shares but also open new Class R5 accounts and add new shareholders in the program. Prior to November 8, 2012, Class R5 shares were closed to new investors and new accounts, subject to certain exceptions.

2.	Changes to Class Z – Partial Closing.

A.

Omnibus Retirement Plans. Effective March 29, 2013, omnibus retirement plans are not permitted to establish new Class Z accounts, subject to the following exceptions. Omnibus retirement plans that opened and funded a Class Z account with the Fund as of the close of business on March 28, 2013, and continuously hold Class Z shares in such account after March 28, 2013, may continue to make additional purchases of Class Z shares, open new Class Z accounts and add new participants. In addition, an omnibus retirement plan may, in the discretion of the Funds’ distributor, open new Class Z accounts for a Fund after March 28, 2013 if the plan’s sponsor or an affiliated sponsor opened and funded a Class Z account for another omnibus retirement plan as of the close of business on March 28, 2013. If an omnibus retirement plan invested in Class Z shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Z shares but such a plan may establish new accounts in a different share class for which the plan is eligible.

B.

Selling Agents that Clear through Certain Platforms. Effective March 29, 2013, accounts of selling agents (other than omnibus retirement plans, discussed above) that clear Fund share transactions for their client or customer accounts through designated mutual fund trading platforms that have been given specific written notice from the Fund’s transfer agent of the termination of their eligibility for new purchases of Class Z shares will not be permitted to establish new Class Z accounts or make additional purchases of Class Z shares for existing accounts (other than through reinvestment of distributions).

C.

Other Existing Class Z Shareholders. Existing holders of Class Z shares (other than those described in the immediately preceding paragraph) may continue to maintain Class Z accounts and make additional purchases of Class Z shares (including through reinvestment of distributions).

3.

Exchangeability. Shareholders may exchange shares of one share class of a Fund for shares of another share class of the Fund or another fund managed by Columbia Wanger Asset Management, LLC or its affiliates, subject to eligibility. Before making such an exchange, you should consider the fees and expenses of each share class.

4.

Front-End Sales Charge Waivers for Class A Shares. Effective November 8, 2012, the Funds’ distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Funds’ distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a Fund for Class A shares of the Fund.

Shareholders should retain this Supplement for future reference.

C-1446-7 A (10/12)